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                                                                 EXHIBIT 10
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                                   AMENDMENT
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     AMENDMENT made this 19th day of March, 1999 by and between CONVERSE INC., a
Delaware corporation (the "Company") and GLENN N. RUPP (the "Employee").

                                   WITNESSETH

     WHEREAS, the Company and the Employee entered into an Employment Agreement dated April 11, 1996 (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement.

     NOW THEREFORE, the parties agree as follows:

     1.   Section 1.1 of the Agreement shall be revised to read as follows:

          "1.1  Employment Term.  The employment term of this Agreement (the
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          "Employment Term") shall commence on April 15, 1996 and shall continue until April 15, 1999 unless earlier terminated in accordance with
          Section 8 hereof. Subsequent to April 15, 1999, the Employment Term shall continue on a rolling two (2) year basis, such that at any point in time during the Employment Term the period of time remaining in the Employment Term shall be two (2) years.

     2.   Section 1.4(e) shall be added as follows:

          "(e) It is understood that subsequent to the commencement date of the Employment Term, the Employee was provided with periodic grants of Restricted Stock under the Converse Inc. 1994 Stock Option Plan (the "Restricted Stock"). The vesting of unvested Restricted Stock at the conclusion of the Employment Term shall be handled in the same manner as unvested
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          options pursuant to section 1.4(c) of the Agreement. In addition, in the event the Employment Term is terminated by the Company, without cause, pursuant to section 8.4, all unvested Restricted Stock shall vest immediately."

     3. As amended hereby, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company and Employee have executed this Amendment as of the date first above written.

                                              CONVERSE INC.

                                              By /s/ Jack A. Green
                                              ----------------------

                                              /s/ Glenn N. Rupp
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                                              GLENN N. RUPP